Exhibit 19

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


  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               7

  I. ORIGINAL DEAL PARAMETERS
  ---------------------------
                                          Dollar Amount       # of Contracts
  Original Portfolio:                   $2,849,999,945.81             160,387
  Original Securities:                                             Dollar Amount          Coupon              Legal Final Maturity
   Class A-1 Notes                                                 $475,000,000.00         1.239%                 November 17, 2003
   Class A-2 A Notes                                                500,000,000.00         1.400%                     June 15, 2005
   Class A-2 B Notes                                                500,000,000.00         1.160%                     June 15, 2005
   Class A-3 A Notes                                                317,000,000.00         1.890%                  January 15, 2007
   Class A-3 B Notes                                                553,000,000.00         1.170%                  January 15, 2007
   Class A-4 Notes                                                  227,250,000.00         2.410%                   August 15, 2007
   Class B-1 Notes                                                   40,612,000.00         2.850%                  October 15, 2007
   Class B-2 Notes                                                   40,613,000.00         1.550%                  October 15, 2007
   Class C Notes                                                     54,165,000.00         4.180%                  January 15, 2008
   Class D Certificates                                              54,165,000.00         5.000%                   August 17, 2009
                                                                     -------------
      Total                                                      $2,761,805,000.00


  II. COLLECTIONS
  ---------------
  Interest:                                                Simple Interest Loans        Precomputed Loans                    Total
  Interest Collections                                               $8,088,546.32                    $0.00           $8,088,546.32
  Repurchased Loan Proceeds Related to Interest                           6,970.28                     0.00                6,970.28
                                                                          --------                     ----                --------
      Total                                                          $8,095,516.60                    $0.00           $8,095,516.60
  Servicer Advances:
  Principal Advances                                                         $0.00                    $0.00                   $0.00
  Interest Advances                                                   1,590,366.10                     0.00            1,590,366.10
                                                                      ------------                     ----            ------------
      Total                                                          $1,590,366.10                    $0.00           $1,590,366.10
  Principal:
  Principal Collections                                             $57,495,372.99                    $0.00          $57,495,372.99
  Prepayments in Full                                                30,019,303.44                     0.00           30,019,303.44
  Prepayments in Full Due to Administrative Repurchases                       0.00                     0.00                    0.00
  Repurchased Loan Proceeds Related to Principal                        227,505.60                     0.00              227,505.60
  Payahead Draws                                                              0.00                     0.00                    0.00
                                                                              ----                     ----                    ----
      Total                                                         $87,742,182.03                    $0.00          $87,742,182.03
  Liquidation Proceeds                                                                                                $1,446,058.36
  Recoveries from Prior Month Charge-Offs                                                                                 22,699.97
                                                                                                                          ---------
      Total Principal Collections                                                                                    $89,210,940.36
  Principal Losses for Collection Period                                                                              $3,046,118.84
  Total Regular Principal Reduction                                                                                  $90,788,300.87
  Total Collections                                                                                                  $98,896,823.06

  III. FUNDS AVAILABLE FOR DISTRIBUTION
  -------------------------------------
  Total Collections                                                                                                  $98,896,823.06
  Reserve Account Release                                                                                                      0.00
  Reserve Account Draw                                                                                                         0.00
  Clean-up Call                                                                                                                0.00
  Net Swap Receipt, Tranche A2 B                                                                                               0.00
  Net Swap Receipt, Tranche A3 B                                                                                               0.00
  Net Swap Receipt, Tranche B-2                                                                                                0.00
                                                                                                                               ----
      Total                                                                                                          $98,896,823.06

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               7

  IV. DISTRIBUTIONS
  -----------------
  Servicing Fee:                                Amount Due          Amount Paid            Shortfall
   Total Amount                               $1,940,408.14        $1,940,408.14                $0.00
   Amount per $1,000 of Original Balance               0.70                 0.70                 0.00
  Net Swap Payment, Tranche A2 B                  $82,632.96
  Net Swap Payment, Tranche A3 B                 $334,104.17
  Net Swap Payment, Tranche B-2                   $42,728.26

                                                                                                                      Change in
  Noteholders Interest:            Amount Due          Amount Paid           Shortfall  Carryover Shortfall Carryover Shortfall
   Class A1 Notes                         $0.00               $0.00                  $0.00                $0.00               $0.00
   Class A2 A Notes                  540,589.46          540,589.46                   0.00                 0.00                0.00
   Class A2 B Notes                  447,916.98          447,916.98                   0.00                 0.00                0.00
   Class A3 A Notes                  499,275.00          499,275.00                   0.00                 0.00                0.00
   Class A3 B Notes                  539,175.00          539,175.00                   0.00                 0.00                0.00
   Class A4 Notes                    456,393.75          456,393.75                   0.00                 0.00                0.00
   Class B-1 Notes                    96,453.50           96,453.50                   0.00                 0.00                0.00
   Class B-2 Notes                    52,458.46           52,458.46                   0.00                 0.00                0.00
   Class C Notes                     188,674.75          188,674.75                   0.00                 0.00                0.00
                                     ----------          ----------                   ----                 ----                ----
      Total                       $2,820,936.90       $2,820,936.90                  $0.00                $0.00               $0.00
  Certificateholders Interest:

   Class D Certificates                $225,687.50         $225,687.50               $0.00                $0.00               $0.00
                                       -----------         -----------               -----                -----               -----
  Total Note and Cert. Interest:     $3,046,624.40       $3,046,624.40               $0.00                $0.00               $0.00

  Total Available for Principal Distribution   $93,450,325.13
  Principal Distribution Amounts
   First Priority Distribution Amount                $0.00
   Second Priority Distribution Amount                0.00
   Third Priority Distribution Amount        25,509,152.14
   Regular Principal Distribution Amount     62,292,014.92
                                             -------------
      Principal Distribution Amount         $87,801,167.06
   Noteholder Principal Distributions:
    Class A1 Notes                                                 $0.00
    Class A2 A Notes                                       43,900,583.53
    Class A2 B Notes                                       43,900,583.53
    Class A3 A Notes                                                0.00
    Class A3 B Notes                                                0.00
    Class A4 Notes                                                  0.00
    Class B-1 Notes                                                 0.00
    Class B-2 Notes                                                 0.00
   Class C Notes                                                    0.00
                                                                    ----
      Total Note Principal Paid                           $87,801,167.06

  Certificateholder Principal Distributions:
   Class D Certificates                                            $0.00
                                                                   -----

  Total Note and Certificate Principal Paid:              $87,801,167.06
  Collections Released to Seller                           $5,649,158.07
  Total Available for Distribution           $98,896,823.06
  Total Distribution (incl. Servicing Fee)   $98,896,823.06

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               7

  V. DISTRIBUTION PER $1,000 OF ORIGINAL BALANCE           Principal                Interest                  Total
  ----------------------------------------------
                                                        Distribution            Distribution            Distribution
  Class A1 Notes                                                $0.00                   $0.00                    $0.00
  Class A2 A Notes                                              87.80                    1.08                    88.88
  Class A2 B Notes                                              87.80                    0.90                    88.70
  Class A3 A Notes                                               0.00                    1.58                     1.58
  Class A3 B Notes                                               0.00                    0.98                     0.98
  Class A4 Notes                                                 0.00                    2.01                     2.01
  Class B-1 Notes                                                0.00                    2.38                     2.38
  Class B-2 Notes                                                0.00                    1.29                     1.29
  Class C Notes                                                  0.00                    3.48                     3.48
                                                                 ----                    ----                     ----
      Total Notes                                              $32.43                   $1.04                   $33.47
  Class D Certificates                                          $0.00                   $4.17                    $4.17
                                                                -----                   -----                    -----
  Total Notes and Certificates:                                $31.79                   $1.10                   $32.89


  VI. POOL BALANCE AND PORTFOLIO INFORMATION
  ------------------------------------------
                                                  Beginning of Period                                 End of Period
                                                     Balance       Pool Factor                      Balance        Pool Factor
  Aggregate Balance of Notes                $2,159,364,783.39       0.7975081              $2,071,563,616.33        0.7650809
  Class A1 Notes                                         0.00       0.0000000                           0.00        0.0000000
  Class A2 A Notes                             463,362,391.69       0.9267248                 419,461,808.16        0.8389236
  Class A2 B Notes                             463,362,391.70       0.9267248                 419,461,808.17        0.8389236
  Class A3 A Notes                             317,000,000.00       1.0000000                 317,000,000.00        1.0000000
  Class A3 B Notes                             553,000,000.00       1.0000000                 553,000,000.00        1.0000000
  Class A4 Notes                               227,250,000.00       1.0000000                 227,250,000.00        1.0000000
  Class B-1                                     40,612,000.00       1.0000000                  40,612,000.00        1.0000000
  Class B-2                                     40,613,000.00       1.0000000                  40,613,000.00        1.0000000
  Class C Notes                                 54,165,000.00       1.0000000                  54,165,000.00        1.0000000
  Class D Certificates                          54,165,000.00       1.0000000                  54,165,000.00        1.0000000
                                                -------------       ---------                  -------------        ---------
      Total                                 $2,213,529,783.39       0.8014794              $2,125,728,616.33        0.7696882

  Portfolio Information
  Weighted Average Coupon (WAC)                          4.97%                                           4.97%
  Weighted Average Remaining Maturity (WAM)              44.02                                           43.22
  Remaining Number of Receivables                      146,707                                         143,927
  Portfolio Receivable Balance               $2,328,489,765.71                               $2,237,701,464.84

  VII. OVERCOLLATERALIZATION INFORMATION
  --------------------------------------
  Specified Overcollateralization Amount                                                                      $8,127,014.92
  Specified Credit Enhancement Amount                                                                        $22,377,014.65
  Yield Supplement Overcollateralization Amount                                                             $103,845,833.59
  Target Level of Overcollateralization                                                                     $111,972,848.51

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  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               7

  VIII. RECONCILIATION OF RESERVE ACCOUNT
  ---------------------------------------
  Beginning Reserve Account Balance                                                                          $14,249,999.73
  Specified Reserve Account Balance                                                                           14,249,999.73
  Reserve Release Amount                                                                                               0.00
  Reserve Account Draws                                                                                                0.00
  Interim Reserve Account Balance                                                                             14,249,999.73
  Reserve Account Deposits Made                                                                                        0.00
                                                                                                                       ----
  Ending Reserve Account Balance                                                                             $14,249,999.73
  Change in Reserve Account Balance                                                                                   $0.00

  IX. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
  ---------------------------------------------

  Liquidation Proceeds                                                                                                $1,446,058.36
  Recoveries from Prior Month Charge-Offs                                                                                $22,699.97
  Total Principal Losses for Collection Period                                                                        $3,046,118.84
  Charge-off Rate for Collection Period (annualized)                                                                          0.81%
  Cumulative Net Losses for all Periods                                                                               $5,029,817.04


  Delinquent Receivables:                                                            # of Contracts                         Amount
  31-60 Days Delinquent                                                                         1,588                $24,818,760.80
  61-90 Days Delinquent                                                                           223                 $3,579,338.48
  91-120 Days Delinquent                                                                           65                 $1,136,003.49
  Over 120 Days Delinquent                                                                         64                 $1,153,137.92

  Repossesion Inventory                                                                           257                 $4,203,620.48


  Ratio of Net Losses to the Average Pool Balance:
  Second Preceding Collection Period                                                                                        0.3906%
  Preceding Collection Period                                                                                               0.6341%
  Current Collection Period                                                                                                 0.8291%
  Three Month Average                                                                                                       0.6179%

  Ratio of 60+ Delinquent Contracts to Outstanding Receivables:

  Preceding Collection Period                                                                                               0.2277%
  Current Collection Period                                                                                                 0.2446%
  Three Month Average                                                                                                       0.2389%

  Ford Credit Auto Owner Trust 2003-B
  Monthly Servicing Report

  Collection Period                                                                                                 September, 2003
  Distribution Date                                                                                                      10/15/2003
  Transaction Month                                                                                                               7

  Worksheet Information
  ---------------------

  Servicer Advances                                                           Simple Interest Loans              Precomputed Loans
  Beginning Servicer Advances                                                           $4,831,009.04                         $0.00
  New Advances                                                                           1,571,316.30                          0.00
  Servicer Advance Recoveries                                                            1,879,294.19                          0.00
                                                                                         ------------                          ----
  Ending Servicer Advances                                                              $4,523,031.15                         $0.00

  Current Month Interest Advances for Prepaid Loans                                        $19,049.80                         $0.00

  Payahead Account
  Beginning Payahead Account Balance                                                                                          $0.00
  Additional Payaheads                                                                                                         0.00
  Payahead Draws                                                                                                               0.00
                                                                                                                               ----
  Ending Payahead Account Balance                                                                                             $0.00



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